UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 16, 2022

Autodesk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 McInnis Parkway
San Rafael,	California	94903
(Address of principal executive offices)		(Zip Code)

(415) 507-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADSK	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Autodesk 2022 Equity Incentive Plan

At the 2022 Annual Meeting of Stockholders of Autodesk, Inc. ("Autodesk" or the "Company") held on June 16, 2022 (the “Annual Meeting”), the stockholders of Autodesk voted on and approved the Autodesk 2022 Equity Incentive Plan (the "2022 Plan").

The terms and conditions of the 2022 Plan are described in Autodesk's definitive proxy statement filed with the Securities and Exchange Commission on May 2, 2022. The 2022 Plan is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At its Annual Meeting, the Company elected the following ten individuals to its Board of Directors (the "Board"). Each director will serve for the ensuing year and until his or her successor is duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions*	Broker Non-Votes*
Andrew Anagnost	177,727,667	1,361,095	124,176	13,562,755
Karen Blasing	178,270,754	807,080	135,104	13,562,755
Reid French	177,861,647	1,207,650	143,641	13,562,755
Dr. Ayanna Howard	178,277,615	808,038	127,285	13,562,755
Blake Irving	177,856,604	1,221,767	134,567	13,562,755
Mary T. McDowell	173,695,680	5,386,400	130,858	13,562,755
Stephen Milligan	178,260,415	817,436	135,087	13,562,755
Lorrie M. Norrington	166,023,920	13,060,702	128,316	13,562,755
Betsy Rafael	177,842,787	1,241,343	128,808	13,562,755
Stacy J. Smith	174,432,429	4,651,769	128,740	13,562,755
___________________
* Abstentions and broker non-votes do not affect the outcome of the election.

In addition, the following proposals were voted on and approved at the Annual Meeting.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023.	178,059,423	14,631,508	84,762	NA
Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement.*	165,552,648	13,175,932	484,358	13,562,755
Proposal to approve the Autodesk 2022 Equity Incentive Plan.	166,982,594	12,127,997	102,347	13,562,755
___________________
* Broker non-votes do not affect the outcome of voting on this proposal.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description
10.1 Autodesk, Inc. 2022 Equity Incentive Plan
10.2     Autodesk, Inc. 2022 Equity Incentive Plan Form of Global RSU Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By: /s/ Ruth Ann Keene
Ruth Ann Keene Executive Vice President, Chief Legal Officer

Date:  June 21, 2022